MULTIFAMILY NOTE

US $4,050,000.00                                         New York, New York
                                                       As of September 30, 1996

     FOR VALUE RECEIVED, the undersigned promise to pay LEHMAN BROTHERS
HOLDINGS INC. d/b/a Lehman Capital, A Division of Lehman Brothers Holdings
Inc., 3 World Financial Center, New York, New York 10285, or order, the principal sum of FOUR MILLION FIFTY THOUSAND AND 00/100 DOLLARS ($4,050,000.00), with interest on the unpaid principal balance from the date of this Note, until paid, at the Applicable Interest Rate (defined herein). Principal and interest shall be payable at 3 World Financial Center, New York, New York 10285, or such other place as the holder hereof may designate in writing, as follows:

    (i) payments of interest only commencing on the first day of October, 1996 and thereafter on the first day of each succeeding calendar month up to and including the Maturity Date (defined herein); and

    (ii) the balance of the aggregate outstanding principal sum and all accrued but unpaid interest thereon shall be due and payable on the Maturity Date.

    The term "Maturity Date" shall mean November 15, 1996.

    Interest on the principal sum of the Note shall be calculated on the basis of the actual number of days elapsed in a three hundred sixty (360) day year. All payments to Lender under the Note or this Agreement shall be made by wire transfer of immediately available federal funds.

     If any installment under this Note is not paid when due, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof. The holder hereof may exercise this option to accelerate during any default by the undersigned regardless of any prior forbearance. In the event of any default in the payment of this Note, and if the same is referred to an attorney at law for collection or any action at law or in equity is brought with respect hereto, the undersigned shall pay the holder hereof all expenses and costs, including, but not limited to, attorney's fees.

     Prepayments shall be applied against the outstanding principal balance of this Note and shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments, unless the holder hereof shall agree otherwise in writing. The holder hereof may require that any partial prepayments be made on the date monthly installments are due and be in the amount of that part of one or more monthly installments which would be applicable to principal.

     From time to time, without affecting the obligation of the undersigned or the successors or assigns of the undersigned to pay the outstanding principal balance of this Note and observe the covenants of the undersigned contained herein, without affecting the guaranty of any person, corporation, partnership or other entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of the undersigned, the successors or assigns of the undersigned or guarantors, and without liability on the part of the holder hereof, the holder hereof may, at the option of the holder hereof, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, and agree in writing with the undersigned to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder.

     Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

     The indebtedness evidenced by this Note is secured by a Mortgage or Deed of Trust dated as of the date hereof, and reference is made thereto for rights as to acceleration of the indebtedness evidenced by this Note. This Note shall be governed by the law of the jurisdiction in which the Property subject to the Mortgage or Deed of Trust is located.

                         POST RIDGE ASSOCIATES, LTD., LIMITED PARTNERSHIP, a Tennessee limited partnership

                         By: ConCap Equities, Inc., a Delaware corporation, its general partner

                              By:  /s/ William H. Jarrard, Jr.
                                   Name:  William H. Jarrard, Jr.
                                   Title: Vice President



                          CORPORATE ACKNOWLEDGEMENT


STATE OF NEW YORK

COUNTY OF NEW YORK


     I, Christopher Olenik, a Notary Public of the County and State aforesaid, certify that William H. Jarrard, Jr., personally appeared before me this day and acknowledged that he is Vice President of ConCap Equities Inc., a Delaware corporation, and that by authority duly given and as the act of the corporation in its capacity as a general partner in and on behalf of Post Ridge Associates, Ltd., Limited Partnership, a Tennessee limited partnership, the foregoing instrument was signed in its name by him in his capacity as Vice President.

     Witness my hand and official stamp or seal, this 26th day of September, 1996.



                              Christopher Olenik
                              Notary Public

My Commission Expires:  September 9, 1998



                           RIDER TO MULTIFAMILY NOTE

     THIS RIDER TO MULTIFAMILY NOTE is made as of this 30th day of September, 1996, and is incorporated into and shall be deemed to amend and supplement the Multifamily Note made by the undersigned (the "Borrower") to LEHMAN BROTHERS HOLDINGS INC. d/b/a Lehman Capital, A Division of Lehman Brothers Holdings Inc. and its successors, assigns and transferees (the "Lender") dated the same date as this Rider (the "Note"). The loan evidenced by the Note (the "Loan") is secured by a Mortgage, Deed of Trust, or Deed to Secure Debt of the same date (the "Instrument") covering the property described in the Instrument and located at 595 Hicks Road, Davidson County, Tennessee.

     ADDITIONAL COVENANTS. In addition to the covenants and agreements made in the Note, Borrower further covenants and agrees as follows:


1.    INTEREST

     (a) The term "Applicable Interest Rate" as used in this Agreement shall mean a rate per annum (i) from the date of the Note through and including October 31, 1996 a rate of 8.0%, and (ii) from November 1, 1996 (the "Adjustment Date") through and including November 15, 1996, a rate equal to 2.5% plus the LIBO Rate (hereinafter defined). Lender shall notify Borrower of the Applicable Interest Rate for such period by November 12, 1996.

     (b) The term "LIBO Rate" as used herein shall mean the average of the interbank offered rates for one month United States dollar deposits in the London market ("One Month LIBOR") as determined two Business Days prior to each Adjustment Date as follows. Two Business Days prior to each Adjustment Date, Lender will determine the LIBO Rate on the basis of the One Month LIBOR quotations of the Reference Banks (hereinafter defined), as such quotations are available to Lender as of 11:00 a.m. (London time) two Business Days prior to such Adjustment Date. "Reference Banks" shall mean four leading banks engaged in transactions in one-month Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Reuters Screen LIBO Page (hereinafter defined) two Business Days prior to the Adjustment Date in question and (iii) which have been designated as such by Lender and are able and willing to provide such quotations to Lender on each Adjustment Date. The term "Reuters Screen LIBO Page" as used in the Note shall mean the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rate quotations of major banks). The initial Reference Banks will be Bankers Trust Company, Barclays Bank PLC, National Westminster Bank PLC and The Bank of Tokyo, Ltd. If any Reference Bank designated by Lender should be removed from the Reuters Screen LIBO Page or in any other way fails to meet the qualifications of a Reference Bank, Lender will be required to designate an alternative Reference Bank.

     (d) Two Business Days prior to each Adjustment Date, the LIBO Rate will be established by Lender as follows:

          (i) if two Business Days prior to any Adjustment Date two or more of the Reference Banks provide such offered rate quotations, the LIBO Rate will be the arithmetic mean of such offered rate quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%);

          (ii) if two Business Days prior to any Adjustment Date only one of the Reference Banks provides such offered rate quotations, the LIBO Rate will be whichever is the higher of (A) the LIBO Rate as determined two Business Days prior to the previous Adjustment Date and (B) a rate per annum (the "Reserve Interest Rate") determined by Lender to be either (I) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rates that the New York City banks selected by Lender are quoting two Business days prior to the relevant Adjustment Date) to the principal London Offices of leading banks in the London interbank market or (II) if Lender can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by Lender are quoting two Business Days prior to such Adjustment Date to leading European banks; and

          (iii)if two Business Days prior to any Adjustment Date Lender is required but is unable to determine the Reserve Interest Rate in the manner provided in the immediately preceding clause (ii), the LIBO Rate will be the LIBO Rate as of two Business Days prior to the previous Adjustment Date, or, in the case of the first Adjustment Date, 8.0% per annum.

     The establishment of the LIBO Rate by Lender, in the absence of manifest error, will be final and binding.

     (e) The term "Business Day" as used in this Agreement shall mean a day upon which commercial banks are not authorized or required by law to close in New York, New York or London, England.

2.    PREPAYMENT

     (a) The principal balance of the Note may be prepaid in whole, but not in part, upon prior written notice to Lender specifying the date on which such prepayment is to be made and provided that (i) no Event of Default shall have occurred; and (ii) Lender shall receive, in addition to such prepayment of principal (A) all interest accrued and unpaid on the principal balance of the Note as of the date of such prepayment; and (B) all other sums due to Lender.

     (b) If any notice of prepayment is given pursuant to this Section 2, the amount specified in such notice shall be due and payable on the date specified in such notice.


3.    PROVISION KNOWINGLY AGREED TO BY BORROWER

     Borrower recognizes that default by Borrower causing a prepayment of the Loan will result in Lender incurring additional expense in servicing and enforcing the Loan, loss to Lender of the use of the money due and interest accruing thereon, and frustration or impairment of Lender's ability to meet its commitments to third parties. Borrower agrees that, in the event of any such prepayment caused by Borrower's default, Lender shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages.


4.    LOAN MADE FOR BUSINESS PURPOSES

     Borrower represents and warrants that the Loan is made for the purpose of acquiring or carrying on a business, commercial, or investment activity.

5.    NOTICE

     Any notice to Lender provided for in this Rider to Multifamily Note shall be given in the manner provided in the Instrument.

                         POST RIDGE ASSOCIATES, LTD., LIMITED PARTNERSHIP, a Tennessee limited partnership

                         By: ConCap Equities, Inc., a Delaware corporation, its general partner

                              By:  /s/ William H. Jarrard, Jr.
                                   Name:  William H. Jarrard, Jr.
                                   Title: Vice President